UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 East Grauwyler Road Irving, Texas	75061
(Address of principal executive offices)	(Zip Code)

(844) 935-2832

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	XELA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 19, 2021, Exela Intermediate LLC (the “Company”), a wholly-owned subsidiary of Exela Technologies, Inc., and Exela Finance Inc., a wholly-owned subsidiary of Exela Technologies, Inc. (the “Co-Issuer” and, together with the Company, the “Issuers”), issued a press release announcing that the offer to purchase and exchange the Issuers’ outstanding first-lien senior secured term loans (the “Old Term Loans”) has been terminated, effective immediately. The pending offer to purchase and exchange the Issuers’ outstanding 10.000% First-Priority Senior Secured Notes due 2023 (the “Old Notes”) continues in full force and effect, subject to certain exceptions. The early tender time remains 11:59 p.m., New York City time on November 24, 2021 (the “Early Tender Time”) with respect to the Issuers’ previously announced offer to exchange (the “Exchange Offer”) up to $225.0 million in cash and new 11.500% First-Priority Senior Secured Notes due 2026 for the Issuers’ outstanding 10.000% First-Priority Senior Secured Notes due 2023 (the “Old Notes”) and a solicitation of consents to proposed amendments with respect to the Old Notes (the “Consent Solicitation”).

The terms and conditions of the Exchange Offer and the Consent Solicitation are set forth in the Issuers’ confidential offering memorandum and consent solicitation statement, dated October 27, 2021, as supplemented by the Issuers’ offering memorandum supplement no. 1, dated November 19, 2021, relating to the Old Notes. A copy of the press release announcing the termination of the offer to purchase and exchange the Issuers’ Old Term Loans from their previously announced Exchange Offer is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated November 19, 2021.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EXELA TECHNOLOGIES, INC.

By:	/s/ Erik Mengwall
	Name:	Erik Mengwall
	Title:	Deputy General Counsel, Secretary

Date:	November 19, 2021

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